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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 13, 1997
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                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)

           Ohio                    1-11690                34-1723097
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  (State or other Jurisdiction   (Commission           (IRS Employer
    of incorporation)            File Number)      Identification Number)

               34555 Chagrin Boulevard, Moreland Hills, Ohio 44022
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        Registrant's telephone number, including area code (216) 247-4700

                                       N/A
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          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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This Current Report on Form 8-K is being filed for the purpose of filing the attached Exhibits pursuant to Item 601 of Regulation S-K.


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Form 8-K
Exhibit No.                     Description
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

   1.1 Distribution Agreement, dated August 19, 1996, among the Company and the parties named therein.

   2.1                          Agreement of Purchase and Sale, dated
                                July 2, 1996, between the Company and Opus
                                Corporation for Maple Grove Crossing Shopping Center.

   2.2                          Agreement of Purchase and Sale, dated
                                July 2, 1996, between the Company and Opus North Corporation for Highland Grove Shopping Center.

   2.3                          Agreement of Purchase and Sale, dated
                                July 2, 1996, between the Company and Opus South Corporation for Eastchase Market Shopping Center.

   2.4                          Agreement of Purchase and Sale, dated
                                July 2, 1996, between the Company and Opus
                                Northwest, L.L.C. for Tanasbourne Town Center Phase I Shopping Center.

   2.5                          Agreement of Purchase and Sale, dated
                                July 2, 1996, between the Company and Opus
                                Southwest Corporation for Arrowhead Crossing
                                Shopping Center.

   3.1                          Amendment to Amended and Restated Articles of
                                Incorporation.

   3.2                          Amendment to Code of Regulations of the Company.

   4.1 Amendment, dated June 18, 1996, to the Credit Agreement, dated as of May 1, 1995, among the Company, the First National Bank of Chicago and the First National Bank of Boston.

  10.1                          Developers Diversified Realty Corporation
                                Equity-Based Award Plan.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          DEVELOPERS DIVERSIFIED REALTY
                          CORPORATION

Date    January 13, 1997   /s/ William H. Schafer
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                          William H. Schafer
                          Vice President and Chief Financial Officer